inpixon

INDOOR POSITIONING ANALYTICS

NADIR ALI
CEO

SAFE HARBOR STATEMENT

- **Safe Harbor Statement under the Private Securities Litigation Act**

- This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations only, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to product demand and market acceptance, the effect of economic conditions, the impact of competitive products and pricing, governmental regulations, results of litigation, problems with technology, and/or other factors outside the control of Inpixon, Inc. and its subsidiaries (the "Company").

- The forward-looking statements included in this presentation are based on our current expectations, estimates and projections, and the underlying assumptions thereof, about the Company's operations, industry, financial condition and liquidity, as of the date hereof. Statements containing words such as "expect", "believe", "should", "anticipate", "intend", plan", "may", "will", or similar expressions constitute forward-looking expressions. These forward-looking statements include, but are not limited to, statements about our proposed acquisitions, our anticipated cash flow balances, the future of the Internet Services market, our projected user base, our planned services and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position.

- Such statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (SEC) available at the SEC's Internet site (www.sec.gov).

INPIXON IS REDEFINING THE INDOORS

Indoor Positioning

- Capture 100% of the Devices
  - Wireless
  - Wi-Fi
  - Bluetooth
  - 100% Anonymity

Data Analytics & Intelligence

- Designed for real-time analytics
  - Blockchain technology
  - Artificial Intelligence
  - Voice User Interface
  - Adaptive API
  - Intelligence and Security efficacy

MARKET SIZE IS GROWING

INDOOR POSITIONING & ANALYTICS

Indoor Location Market

$40.99 Billion
2022

CAGR 42%

Over 2,000,000 Acres of covered space needs IPA

$7.11 Billion
2017

The global indoor location market size is expected to grow from USD 7.11 Billion in 2017 to USD 40.99 Billion by 2022 [Source: Markets & Markets]

WE LIVE IN A WORLD WITH DUAL REALITY


Digital identity
Physical identity
Social media
User password
e-mail
Mobile identity
Identity credentials
Credit card

OUR REALMS ARE CONVERGING


Floor Plan Somerset Mall

SHOPPING MALLS


GET TO KNOW BRADLEY INTERNATIONAL

AIRPORTS


Toronto General Hospital, 1st Floor

HOSPITALS


National Modular Bank Buildings

BANKS



OFFICES



SHOWS & ARENAS


UNIVERSITY COMMONS

UNIVERSITIES


RIGHT WING BOOTH LAYOUT
ENTRANCE

GOVT. AGENCIES


ctia
Exhibit Floor

HOSPITALITIES



MANUFACTURING

NEW CONVERGED REALITY REQUIRES

SECURITY


IMPLEMENT YOUR
SECURITY DOME TODAY
INPIXON.COM

INTELLIGENCE


retail is alive & kicking
inpixon

INDOOR POSITIONING ANALYTICS

GARTNER REPORTS INPIXON IPA DOES BOTH



Gartner

Market Guide for Indoor Location Application Platforms

Published: 21 August 2017 ID: G00331314

Analyst(s): Annette Zimmermann, Tim Zimmerman

These platforms provide the user interface for location services, whether it is a mobile app, analytics or integration of location data to other apps. I&O leaders need to define their primary business outcomes and look for platforms that can be augmented to avoid switching vendors down the road.

Key Findings

- There are seven main business outcomes that infrastructure and operations (I&O) leaders can attain with an indoor location application platform.
- The vendor landscape is still fragmented, and providers struggle to clearly articulate the business value they bring to organizations.
- Nearly all vendors in this market offer point solutions, solving just one business issue or addressing only one isolated use case. Enterprises have been adopting different solutions from distinct vendors to meet their needs.
- There are two sets of providers: those that need to partner with other vendors to cover all the necessary components of an indoor positioning solution; and those that have an end-to-end offering.

Recommendations

To better plan, source and manage network infrastructure, I&O leaders should:

- Formulate project requirements and business goals in a very detailed way as a basis to select the right vendor and location technology.
- Choose indoor application platforms that are as open as possible — those that integrate with various third-party beacons, additional sensors and applications to avoid switching providers down the road.
- Prepare to deal with an ecosystem of partners as it is likely that the vendor that best meets your business needs may not be able to offer all the necessary components of a solution.

Gartner Market Insight 2017:

Annual Retail IT spend is over
$205 Billion per year

Advanced analytics is the technology most retailers (88%) believe will change their organization during the next five years, having a particular impact in areas where complex algorithms and machine learning can be utilized, such as customer understanding.

STRATEGY FOR MARKET LEADERSHIP

- Organic Growth
  - Grow channel partner base
  - Add IPA Pod for low cost entry point solution
  - Technology innovation to stay ahead of the competition
  - Add strategic partners
    - MDMs, App Companies, etc.

- Acquisitive Growth
  - Location Coverage
    - Wi-Fi
    - Beacon/BLE
  - Device Coverage
    - SDKs
    - Apps

inpixon

RAPID OUTREACH THROUGH SECURITY CHANNEL PARTNERS

ELECTRONIC DOOR READER INSTALLERS

Introduce the IPA Physical CyberSecurity to the Security Door Reader installers to upsell to their existing customers

VIDEO SURVILLANCE INSTALLERS

The video camera installers are expert in PoE connections and knowledge about customer premises to introduce IPA

IDENTITY & ACCESS MANAGEMENT PROVIDER

IPA adds robust security to multifactor authentication and device management to existing enterprise users

RFID ASSEST MANAGEMENT

Partners in Hospital, Airport, Manufacturing and other industry solution providers will add IPA to its list of offerings.

INTRODUCING IPA POD WITH SUB-METER WIFI ACCURACY


HEATMAPS
CROSS-SHOPPING
ZONE ANALYTICS
55
158
17
87
PATH ANALYSIS
IN-STORE SALES FUNNEL

SIGNIFICANT 2018 IPA EHANCEMENTS

Blockchain to Enforce Security Policies

Voice User Interface Access to Intelligence

Artificial Intelligence for Predictive Analysis

Device Fingerprinting for Building Device Reputation Repository



Software Defined Omni-Sensor to Gather Several Indoor Data & Video

inpixon

ACQUISITION STRATEGY

- Location Coverage
  - Beacon based solution companies with installed customer base
  - Leverage existing Wi-Fi Access Points (partnerships/acquisitions)
  - Integrate/acquire other footfall/counting data streams (e.g., video image analytics)
  - Mapping companies
- Device Coverage
  - SDK for App Developers
    - Retailers, brands, destinations, social media, etc.
  - Partner with or acquire companies with large installed base of apps or strategic SDKs on devices
  - Partner with leading Mobile Device Management partners for enterprise market
  - App Companies

GREATER FOCUS – FASTER GROWTH – BIGGER RETURN

Focus on Indoor Positioning Analytics

Inpixon IPA will change the landscape of the Indoors both from business growth and cyber physical security with its sensor infrastructure and analytics engine


INSTALL
MAINTENANCE
ANALYTICS DEV
Sensor & Analytics
GROSS MARGIN
SENSOR COST

INVESTMENT STATS

MONEY RAISED*

- Over $500M Invested in BASTILLE, EUCLID, PLACE IQ, MIST, FACTUAL, ZENREACH and others

VALUATION & EXITS

- SNAP acquired Placed $200M+ 6/2017
- Honeywell acquires JDA software

Divest the VAR Business (Spin-off or Sale)

Inpixon commercial and federal reseller operation will be divested to focus on the IPA business


MARGIN
SERVICES
COST
CISCO PARTNER
Premier Certified
EMC2 BUSINESS PARTNER
veeam
NetApp
ORACLE
IBM

*Source: Crunchbase

INVEST WITH US

INDOOR POSITIONING ANALYTICS

WE ARE INPIXONIZING THE INDOORS BY CONNECTING THE PHYSICAL & DIGITAL WORLD AND DELIVERING AI BASED INSIGHTS

PATENTED TECHNOLOGY

Capture anonymous visitor data from any mobile device

IoT HUB

Provide location and user context to all future IoT apps

DATA SUBSCRIPTION

Continue to collect richer data and offer better intelligence